EXHIBIT 1
AGREEMENT TO FILE JOINT SCHEDULE 13G
The undersigned (the “Reporting Persons”) hereby agree to file jointly a Schedule 13G and any amendments thereto relating to the aggregate ownership by each of the Reporting Persons of any voting equity security of a class which is registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended (the “Act”), as required by Rule 13d-1 and Rule 13d-2, promulgated under the Act.
Each of the Reporting Persons agrees that the information set forth in such Schedule 13G and any amendments thereto with respect to such Reporting Persons will be true, complete, and correct as of the date of such Schedule 13G or such amendments, to the best of such Reporting Person’s knowledge and belief, after reasonable inquiry. Each of the Reporting Persons makes no representations as to the accuracy or adequacy of the information set forth in the Schedule 13G or any amendments thereto with respect to any other Reporting Person.
Each of the Reporting Persons shall promptly notify the other Reporting Persons if any of the information set forth in the Schedule 13G or any amendments thereto shall become inaccurate in any material respect or if said person learns of information that would require an amendment to the Schedule 13G.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this agreement as of February ___, 2009.

THE STEPHENS GROUP, LLC		BESS C. STEPHENS TRUST

By:	/s/ Ronald M. Clark	By:	/s/ W.R. Stephens, Jr.
	Ronald M. Clark		W.R. Stephens, Jr.
	Senior Vice President & General Counsel		Trustee

BESS C. STEPHENS FAMILY TRUST		BESS C. STEPHENS REVOCABLE TRUST

By:	/s/ W.R. Stephens, Jr.	By:	/s/ Bess C. Stephens
	W.R. Stephens, Jr.		Bess C. Stephens
	Trustee		Trustee

ELIZABETH S. CAMPBELL TRUST A		ELIZABETH ANN STEPHENS CAMPBELL REVOCABLE TRUST

By:	/s/ Robert L. Schulte	By:	/s/ Elizabeth Stephens Campbell
	Robert L. Schulte		Elizabeth Stephens Campbell
	Trustee		Trustee

ELIZABETH S. CAMPBELL TRUST		W.R. STEPHENS, JR. REVOCABLE TRUST
UNDER ARTICLE 4 OF THE PDS TRUST
UID SEPTEMBER 5, 1996

By:	/s/ Elizabeth S. Campbell	By:	/s/ W.R. Stephens, Jr.
	Elizabeth S. Campbell		W.R. Stephens, Jr.
	Trustee		Trustee

W.R. STEPHENS, JR. TRUST A		ELIZABETH CHISUM CAMPBELL 1992 TRUST

By:	/s/ Robert L. Schulte	By:	/s/ W.R. Stephens, Jr.
	Robert L. Schulte		W.R. Stephens, Jr.
	Trustee		Trustee

W.R. STEPHENS, JR. TRUST UNDER		CRAIG D. CAMPBELL, JR. 1992 TRUST
ARTICLE 4 OF THE PDS TRUST UID
SEPTEMBER 5, 1996

By:	/s/ W.R. Stephens, Jr.	By:	/s/ W.R. Stephens, Jr.
	W.R. Stephens, Jr.		W.R. Stephens, Jr.
	Trustee		Trustee

SUSAN STEPHENS CAMPBELL 1992 TRUST		ARDEN JEWELL STEPHENS 1992 TRUST

By:	/s/ W.R. Stephens, Jr.	By:	/s/ W.R. Stephens, Jr.
	W.R. Stephens, Jr.		W.R. Stephens, Jr.
	Trustee		Trustee

W.R. STEPHENS, III 1992 TRUST

By:	/s/ W.R. Stephens, Jr.	By:	/s/ Jon E. M. Jacoby
	W.R. Stephens, Jr.		Jon E. M. Jacoby
Trustee

CORAL TWO CORPORATION		J & J PARTNERS

By:	/s/ Jon E. M. Jacoby	By:	/s/ Jon E. M. Jacoby
	Jon E. M. Jacoby		Jon E. M. Jacoby
	President		Managing Partner

ROBERT L. SCHULTE IRA

By:	/s/ Robert L. Schulte	By:	/s/ Carol Stephens
	Robert L. Schulte		Carol Stephens

JACOBY ENTERPRISES, INC.		W.R. STEPHENS, III TRUST

By:	/s/ Jon E. M. Jacoby	By:	/s/ Robert L. Schulte
	Jon E. M. Jacoby		Robert L. Schulte
	President		Trustee

MAM HOLDINGS INTERNATIONAL, INC.

By:	/s/ James Jacoby	By:	/s/ Robert L. Schulte
	James Jacoby		Robert L. Schulte
Vice President

ARDEN JEWELL STEPHENS TRUST		ELIZABETH CHISUM CAMPBELL 1995 TRUST

By:	/s/ Robert L. Schulte	By:	/s/ Jon E. M. Jacoby
	Robert L. Schulte		Jon E. M. Jacoby
	Trustee		Trustee

FRANCINE, INC.		SUSAN STEPHENS CAMPBELL 2004 TRUST

By:	/s/ Robert L. Schulte	By:	/s/ Jon E. M. Jacoby
	Robert L. Schulte		Jon E. M. Jacoby
	Treasurer		Trustee

SUSAN STEPHENS CAMPBELL 1995 TRUST		CRAIG D. CAMPBELL, JR. 2004 TRUST

By:	/s/ Jon E. M. Jacoby	By:	/s/ Jon E. M. Jacoby
	Jon E. M. Jacoby		Jon E. M. Jacoby
	Trustee		Trustee

CRAIG D. CAMPBELL, JR. 1995 TRUST		W.R. STEPHENS, JR. CHILDRENS TRUST

By:	/s/ Jon E. M. Jacoby	By:	/s/ W.R. Stephens, Jr.
	Jon E. M. Jacoby		W.R. Stephens, Jr.
	Trustee		Trustee

ELIZABETH CHISUM CAMPBELL 2004 TRUST		ROBERT L. SCHULTE REVOCABLE TRUST

By:	/s/ Jon E. M. Jacoby	By:	/s/ Robert L. Schulte
	Jon E. M. Jacoby		Robert L. Schulte
	Trustee		Trustee

CRAIG D. CAMPBELL EXEMPT TRUST

By:	/s/ Craig D. Campbell	By:	/s/ William S. Walker
	Craig D. Campbell		William S. Walker
Trustee

EQUITY HORIZONS I, LP		EQUITY HORIZONS II, LP

By:	Equity Horizons Management I, LLC	By:	Equity Horizons Management II, LLC
	Its General Partner		Its General Partner

By:	/s/ Robert L. Schulte	By:	/s/ Robert L. Schulte
	Robert L. Schulte		Robert L. Schulte
	Manager		Manager

SNOW LAKE HOLDINGS, INC.		JON E. M. JACOBY KEOGH

By:	/s/ Robert L. Schulte	By:	/s/ Jon E. M. Jacoby
	Robert L. Schulte		Jon E. M. Jacoby
Director

* By:	/s/ Ronald M. Clark
Ronald M. Clark
Attorney-in-Fact

*
This agreement to file a joint Schedule 13G was signed pursuant to a Power of Attorney, dated February  ___, 2009 and filed by the Reporting Persons with the Securities and Exchange Commission on February  ___, 2009.